SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Total Return Bond Fund
Effective on or about August 5, 2019, the maximum front-end sales charge on Class A shares on new fund share purchases is reduced to 2.75%.
Effective on or about August 5, 2019, the following information replaces similar footnote disclosure to the “Shareholder Fees” table in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus.
(1) Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
Effective on or about August 5, 2019, the following disclosure replaces similar disclosure in the “Classes and features” table contained under the “CHOOSING A SHARE CLASS” heading of the ”INVESTING IN THE FUND” section of the fund’s prospectus.
Class A
Classes and features
■	Sales charge of up to 2.75% charged when you buy shares.
Effective on or about August 5, 2019, the following information replaces similar information in the “Class A Shares” sub-section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUND” in the fund’s prospectus.
Class A shares have an up-front sales charge that varies with the amount you invest:
Your investment	Front-end sales charge as a % of offering price[1,2]	Front-end sales charge as a % of your net investment[2]
Under $100,000	2.75%	2.83%
$100,000–$249,999	2.50	2.56
$250,000 or more	see below	see below
[1]	The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
[2]	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
Effective on or about August 5, 2019, the following information replaces similar information in the “Class A Shares” sub-section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUND” in the fund’s prospectus.
Class A NAV Sales. Class A shares may be sold at net asset value without a sales charge to:
(1)	investors investing $250,000 or more, either as a lump sum or through the sales charge reduction features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available. Purchases pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months. The CDSC is waived under certain circumstances (see below);
Effective on or about August 5, 2019, the following information replaces similar information in the “Class C Shares” sub-section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUND” in the fund’s prospectus.
Orders to purchase Class C shares in excess of $250,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.
Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-38